Exhibit 10.10

(English Translation)

Technology Transfer Agreement
( Patent Application Right)

Project Name: Liquid Crystal Display Television used Electricity Power Board and Power Changing Circuit

Transferee ( Party A ): Shenzhen Sheng Tai Industrial Co, Ltd

Transferor ( Party B ): Ding Feng

Signing Date: 3 April 2007

Signing Place: Shenzhen Sheng Tai Industrial Co, Ltd

Term: Ten Years

Technology Transfer Agreement (Patent Application Right)

Technology Transfer Agreement
(Patent Application Right)

Transferee ( Party A ): Shenzhen Sheng Tai Industrial Co, Ltd
Legal Address: 9# XinHe XinXing Industial Zone, FuYongZhen, BaoAn District, Shenzhen
Legal Representative: ZouDerong
Project Contactor: ZhangHongdong
Attention:
Contacting Address: 9# XinHe XinXing Industial Zone, FuYongZhen, BaoAn District, Shenzhen
Telephone: 0755-33679088	Facsimile: 0755-33850389
Email: szshengtai@vip.163.com

Transferor ( Party B ): Ding Feng
Address: 8E,B#,Shennan Garden, High-Tech Park, Nanshan District, Shenzhen
Legal Representative:
Project Contactor: DingFeng
Attention:
Contacting Address: 8E,B#,Shennan Garden, High-Tech Park, Nanshan District, Shenzhen
Telephone:	Facsimile:
Email:

Whereas Party B owns the design patent application of the LCD TV used Electricity Power and the utility model patent application of the Power Changing Circuit, Party A is willing to accept such patent application mention above and to pay relevant amount of money for it. After friendly negotiation, the Parties hereby entered into the following contract on an arm’s length basis.

Article 1. The basic information of the design patent application is as below:

1.

the patent application right belongs to the design patent and utility model patent application.

2.

inventor/ designer: Ding Fing

3.

patent applier: Ding Fing

4.

applying date: 7th March 2007, 13 February 2007

5.

patent applying NO.: 200730049019.6, 200720048687.1

Article 2. Prior to the signing of this contract, the design patent application was finished by the following means: Party B finished the design paten and the utility model patent through his own effort at 8E,B#,Shennan Garden, High-Tech Park, Nanshan District, Shenzhen in January 2007.

Technology Transfer Agreement (Patent Application Right)

Article 3. Party A shall ensure the performance of the original technology transfer agreement after this contract come into force. Party B’s rights and obligations under the original contract shall be assigned to Party A since the effective date of this contract.

Article 4. Party B shall present the following technological materials to Party A so as to ensure Party A’s applying of the patent:

1.

the schematic diagram of the LCD TV used Electricity Power Board;

2.

the breadboard of the LCD TV used Electricity Power Board;

3.

material list of the LCD TV used Electricity Power Board;

4.

the relevant facial structure dimension figure of the LCD TV used Electricity Power Board;

5.

the testing report and the performing index of the LCD TV used Electricity Power Board;

6.

the sample of the LCD TV used Electricity Power Board;

Article 5. The time, place and form for Party B to present the technology materials to Party A is as below:

1.

time: 10 April 2007

2.

place: Shenzhen Sheng Tai Industrial Co, Ltd.

3.

form: face to face

Article 6. Party B shall guarantee that his patent application right does not infringe any third party’s rights and interests. In case Party A was accused of infringement, Party B shall explain or modify and taking relevant responsibilities.

Article 7. The total amount paid to Party B by Party A and the payment is paid as below:

1.

the total amount for the patent application right transfer is: RMB 4,500,000.

Technology Transfer Agreement (Patent Application Right)

2.

the payment will be paid by installments:

2.1

RMB 500,000 will be paid in advance on 23 April 2007

2.2

another RMB 3,000,000 will be paid after the technology materials have been presented and the technology has been proved practicable on 12 May 2007

2.3

another RMB 1,000,000 will be paid on 12 May 2009 after the verification of the technology has been industrialized.

The full bank information of Party B is as below:

Name of the bank:
Address:
Account Number:

Article 8. The Parties hereby acknowledges that, after the coming into effect of this contract, in case Party A’s patent application is rebut by the patent authority of the State Council, Party B shall refund all the payment unconditionally paid by Party A .

Article 9. The confidential obligation under this contract is as below:

Party A:

1.

confidential obligation (including technology information and operating information) : the relevant technology information of such design patent and utility model patent application and its economic turn out shall not be disclosed to any third party other than Party B.

2.

the person bearing the confidential obligation including: project technology managers, production managers, quality managers and secretaries.

3.

the term of confidential: ten years.

4.

liability of disclosing: in case of disclosing, legal liabilities shall be claimed against relevant persons.

Party B:

1.

confidential obligation (including technology information and operating information) : the relevant technology information of such design patent and utility model patent application and its economic turn out shall not be disclosed to any third party other than Party A.

Technology Transfer Agreement (Patent Application Right)

2.

the person bearing the confidential obligation including: DingFeng.

3.

the term of confidential: ten years.

4.

liability of disclosing: in case of disclosing, legal liabilities shall be claimed against relevant persons.

Article 10. The Parties hereby acknowledges that:

1.

Party A is entitled to improve and modify the patent transferred by Party B and all material or creative improvements made thereof shall be owned by Party A.

2.

Party B is entitled to improve and modify the patent after the transfer of the patent and all material or creative improvements made thereof shall be owned by both Party A and Party B. The exact distribution of benefits of the above patent and its continuous improvements is that after the industrialization of the patent, Party B is entitled to a deduct of 2 from the sales figures.

Article 11. The Parties hereby acknowledges that within the term of this contract, Party A appoints Mr. Zhang Hongdong as its project contactor, Party B appoints Ding Feng as its project contactor. The responsibilities of a project contactor is:

1.

to receive, sort out and preserve relevant technology materials;

2.

to keep confidential of relevant technical materials;

3.

to trace the industrialization of the design patent.

Whenever one party changes its project contactor, he shall notify the other party in writing as soon as possible, otherwise he shall assume relevant responsibilities.

Article 12. The Parties hereby acknowledges that both parties are entitled to terminate this contract under one of the following circumstances, which might render the contract is unnecessary or impossible to perform:

1.

force majeure;

2.

the design patent and the utility model paten loses is no longer practicable due the development of the science and technology.

Article 13. Any disputes arise from the performance of this contract shall be resolved through negotiation and/or mediation. If negotiation and/or mediation fails, the parties agree to resolve the disputes through the first method here below:

Technology Transfer Agreement (Patent Application Right)

1.

to file the disputes to the Arbitration Commission of Shenzhen BaoAn District;

2.

to file the case to relevant court.

Article 14. This contract shall be made in duplicate, each copy of which is of same legal effect. This contract shall come into force upon the stamped signature of both parties.

Party A: Shenzhen Sheng Tai Industrial Co, Ltd

Legal Representative/ Authorized Representative: Zou Derong (stamped signature)

Signing Date: 10th April 2007

Party B: Ding Feng (stamped signature)

Legal Representative/ Authorized Representative: Ding Feng (stamped signature)

Signing Date: 10th April 2007